Exhibit 99.2
SEMPRA ENERGY
Table F (Unaudited)
STATEMENT OF OPERATIONS DATA BY SEGMENT

Three months ended December 31, 2016
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$1,061	$1,135	$386	$244	$9	$124	$(89)	$2,870
Cost of sales and other expenses	(632)	(779)	(318)	(124)	(16)	(127)	58	(1,938)
Depreciation and amortization	(168)	(121)	(8)	(30)	(2)	(10)	(3)	(342)
Adjustment to impairment losses	—	1	—	—	—	—	—	1
(Loss) gain on sale of assets	—	—	(1)	—	4	—	—	3
Equity earnings (losses), before income tax	—	—	—	—	4	(2)	—	2
Other income (expense), net	12	8	11	6	1	1	(5)	34
Income (loss) before interest and tax (1)	273	244	70	96	—	(14)	(39)	630
Net interest (expense) income (2)	(50)	(25)	(3)	1	(1)	9	(56)	(125)
Income tax (expense) benefit	(76)	(68)	(34)	(18)	9	3	79	(105)
Equity earnings, net of income tax	—	—	—	9	—	—	—	9
Losses (earnings) attributable to noncontrolling interests	4	—	(4)	(32)	4	(1)	(1)	(30)
Earnings (losses)	$151	$151	$29	$56	$12	$(3)	$(17)	$379

Three months ended December 31, 2015
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$1,051	$1,041	$393	$161	$6	$141	$(92)	$2,701
Cost of sales and other expenses	(649)	(706)	(309)	(101)	(15)	(153)	61	(1,872)
Depreciation and amortization	(158)	(119)	(13)	(18)	(1)	(13)	(3)	(325)
Impairment losses	—	(9)	—	—	—	—	—	(9)
Plant closure adjustment	5	—	—	—	—	—	—	5
Gain on sale of asset	—	—	—	—	8	—	—	8
Equity earnings (losses), before income tax	—	—	—	—	4	25	(4)	25
Other income, net	10	5	4	9	1	—	9	38
Income (loss) before interest and tax (1)	259	212	75	51	3	—	(29)	571
Net interest (expense) income (2)	(49)	(22)	(5)	(3)	1	—	(61)	(139)
Income tax (expense) benefit	(67)	(47)	(17)	(4)	12	1	57	(65)
Equity earnings, net of income tax	—	—	—	21	—	—	—	21
Losses (earnings) attributable to noncontrolling interests	1	—	(7)	(12)	—	—	(1)	(19)
Earnings (losses)	$144	$143	$46	$53	$16	$1	$(34)	$369

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments’ performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.
(2)	Includes interest income, interest expense and preferred dividends of subsidiary.

SEMPRA ENERGY
Table F (Unaudited)

STATEMENT OF OPERATIONS DATA BY SEGMENT

Year ended December 31, 2016
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$4,253	$3,471	$1,556	$725	$34	$508	$(364)	$10,183
Cost of sales and other expenses	(2,617)	(2,416)	(1,255)	(413)	(56)	(780)	287	(7,250)
Depreciation and amortization	(646)	(476)	(49)	(77)	(6)	(47)	(11)	(1,312)
Impairment losses	—	(22)	—	(131)	—	—	—	(153)
Gain on sale of assets	—	—	—	—	4	130	—	134
Equity earnings (losses), before income tax	—	—	—	—	34	(28)	—	6
Remeasurement of equity method investment	—	—	—	617	—	—	—	617
Other income (expense), net	50	32	21	(5)	2	3	29	132
Income (loss) before interest and tax (1)	1,040	589	273	716	12	(214)	(59)	2,357
Net interest (expense) income (2)	(195)	(97)	(17)	(7)	1	28	(241)	(528)
Income tax (expense) benefit	(280)	(143)	(80)	(188)	38	80	184	(389)
Equity earnings, net of income tax	—	—	3	75	—	—	—	78
Losses (earnings) attributable to noncontrolling interests	5	—	(23)	(133)	4	(1)	—	(148)
Earnings (losses)	$570	$349	$156	$463	$55	$(107)	$(116)	$1,370

Year ended December 31, 2015
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$4,219	$3,489	$1,544	$669	$36	$653	$(379)	$10,231
Cost of sales and other expenses	(2,583)	(2,411)	(1,232)	(415)	(51)	(681)	311	(7,062)
Depreciation and amortization	(604)	(461)	(50)	(70)	(6)	(49)	(10)	(1,250)
Impairment losses	—	(9)	—	—	—	—	—	(9)
Plant closure adjustment	26	—	—	—	—	—	—	26
Gain on sale of assets	—	—	1	—	8	61	—	70
Equity earnings (losses), before income tax	—	—	—	—	24	84	(4)	104
Other income, net	36	30	22	20	2	—	16	126
Income (loss) before interest and tax (1)	1,094	638	285	204	13	68	(66)	2,236
Net interest (expense) income (2)	(204)	(81)	(13)	(16)	1	3	(223)	(533)
Income tax (expense) benefit	(284)	(138)	(67)	(11)	49	(28)	138	(341)
Equity (losses) earnings, net of income tax	—	—	(4)	89	—	—	—	85
(Earnings) losses attributable to noncontrolling interests	(19)	—	(26)	(53)	—	1	(1)	(98)
Earnings (losses)	$587	$419	$175	$213	$63	$44	$(152)	$1,349

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments’ performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.
(2)	Includes interest income, interest expense and preferred dividends of subsidiary.